UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 3, 2024
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
Green Plains Inc. issued a press release announcing its financial results for the three months ended March 31, 2024. A copy of this press release is attached as Exhibit 99.1.
The information in this current report on Form 8-K, including Exhibit 99.1, is “furnished,” not “filed,” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not subject to liability of that section nor deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, before or after this date and regardless of any general incorporation language in the filing, unless explicitly incorporated by reference in such filing.
Item 7.01. Regulation FD Disclosure.
Green Plains Inc. (“the Company”) in its most recently filed annual report on Form 10-K for the year ended December 31, 2023, reported its operating financial results through three reportable segments: Ethanol Production, Agribusiness and Energy Services, and Partnership.
As a result of the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company acquired all of the publicly held common units of Green Plains Partners LP (the “Partnership”) not already owned by the Company and its affiliates on January 9, 2024, the Company’s Chief Executive Officer (“CEO”), who is the Chief Operating Decision Maker (“CODM”), began reviewing the Company’s financial information through two reportable segments. As such, effective for the first quarter of 2024, the Company updated its management reports as reviewed by the CODM and revised its reportable segments from three to two, which are as follows: Ethanol Production and Agribusiness and Energy Services.
The changes in the Company’s reportable segments presentation include the following:
•The revenue and operating results from fuel storage and transportation services previously disclosed within the Partnership segment are now included within the Ethanol Production segment.
•Intersegment activities between the Partnership and Green Plains Trade associated with ethanol storage and transportation services previously treated like third-party transactions and eliminated on a consolidated level are now eliminated within the Ethanol Production segment.
Intersegment activities between the Partnership and Green Plains Trade associated with terminal services transacted with the Agribusiness and Energy Services segment will continue to be eliminated on a consolidated level.
Selected restated segment financial data reflecting the segments change for the three months ended March 31, 2023, June 30, 2023, September 30, 2023, and the three and twelve months ended December 31, 2023 is incorporated herein by reference and is included as Exhibit 99.2 to this Current Report on Form 8-K.
The information provided in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 3, 2024
99.2	Selected financial data for revised reportable segments
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: May 3, 2024	By:	/s/ James E. Stark
James E. Stark
Chief Financial Officer (Principal Financial Officer)